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FORM 8-K
CURRENT REPORT Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           April 15, 2010

                        American Church Mortgage Company
(Exact name of registrant as specified in its charter)

           Minnesota                                                        33-87570                                       41-1793975
(State or other jurisdiction                                    (Commission                               (IRS Employer
of incorporation)                                           File Number)                               Identification No.)

         10237 Yellow Circle Drive, Minnetonka, MN                                                                             55343
(Address of principal executive offices)                                                                                      (Zip Code)

Registrant’s telephone number, including area code             (952) 945-9455

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                                (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On April 15, 2010, the Board of Directors of American Church Mortgage Company (“ACMC” or the “Company”) approved the inclusion of 500,000 additional shares in its stock repurchase program (the “Program”), the terms of which Program were described previously in the Company’s Current Report on Form 8-K filed on February 2, 2010.

The information furnished under this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Church Mortgage Company

Date:  April 19, 2010
By /s/ Philip J. Myers
    Chief Executive Officer